                                                                   Exhibit 10.32

                                    Schedule
                          Setting Forth Information on
              Nine Substantially Identical Hotel Lease Agreements

          (Substantially identical to Exhibit 10.4 to the registrant's
              Current Report on Form 8-K (SEC File No. 333-100044)
                            filed on March 13, 2003)

     Each Hotel Lease Agreement (a "Lease") has the same form as the filing specified above. Substantive differences from that filing are limited to those specified below in Parts A, B and C:

A.   FRANCHISES, PARTIES AND MANAGERS

                                        Franchise             Lessor                  Lessee                      Manager
Hotel                                (Section 7.2(b))       (Preamble)              (Preamble)             (definition Section)
----------------------------------   ----------------   -------------------   ----------------------   ----------------------------
Tucson, Arizona...................   Courtyard by       Apple Hospitality     Apple Hospitality Five   Courtyard Management
                                     Marriott           Five, inc             Management, Inc.         Corporation

Las Vegas, Nevada.................   Marriott Suites    AHF Nevada, Inc.      Apple Hospitality Five   Marriott International, Inc.
                                                                              Management, Inc.

Addison, Texas....................   Courtyard by       AHF Texas Limited     AHF Services Limited     Courtyard Management
                                     Marriott           Partnership           Partnership              Corporation

Brownsville, Texas................   Residence Inn      AHF Texas Limited     AHF Services Limited     Texas Western
                                                        Partnership           Partnership              Management Partners, L.P.

Dallas - Fort Worth, Texas........   Residence Inn      AHF Texas Limited     AHF Services Limited     Texas Western
                                                        Partnership           Partnership              Management Partners, L.P.

Dallas - Park Central, Texas......   Residence Inn      AHF Texas Limited     AHF Services Limited     Texas Western
                                                        Partnership           Partnership              Management Partners, L.P.

Harlingen, Texas..................   Courtyard by       AHF Harlingen         AHF Services II          Texas Western
                                     Marriott           Limited Partnership   Limited  Partnership     Management Partners, L.P.

Houston, Texas....................   Courtyard by       AHF Texas Limited     AHF Services Limited     Texas Western
                                     Marriott           Partnership           Partnership              Management Partners, L.P.

Westbury, New York ...............   Hilton Garden Inn  Apple Hospitality     Apple Hospitality Five   Hilton Hotels Corporation
                                                        Five, Inc.            Management, Inc.

B.   ANNUAL BASE RENTS AND LEASE COMMENCEMENT DATES

                                          Annual Base Rent            Commencement Date
Hotel                                 (Exhibit 3.1(a) to Lease)   (Exhibit 2.1(a) to Lease)
-----                                 -------------------------   -------------------------
Tucson, Arizona....................          $1,288,000               October 11, 2003
Las Vegas, Nevada..................           3,511,763               October 11, 2003
Addison, Texas.....................           1,266,509               October 11, 2003
Brownsville, Texas.................             366,127               October 11, 2003
Dallas - Fort Worth, Texas.........             302,047               October 11, 2003
Dallas - Park Central, Texas.......             771,773               October 11, 2003
Harlingen, Texas...................             735,628               October 11, 2003
Houston, Texas.....................             408,961               October 11, 2003
Westbury, New York ................           2,479,831               December 5, 2003

                       [See Part C beginning on next page]

C.   SUITE REVENUE BREAKPOINTS (Exhibit 3.1(b) to Lease)

For Hotel in Tucson, Arizona:

-------------------------------------------------------------------------------------------------------------------------
  Quarters     2003      2004      2005      2006      2007      2008      2009      2010       2011    2012       2013
-----------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
1st Quarter            $125,536  $128,047  $130,607  $133,220  $135,884  $138,602  $141,374  $144,201  $147,085  $150,027
2nd Quarter            $251,072  $256,093  $261,215  $266,439  $271,768  $277,203  $282,747  $288,402  $294,170  $300,054
3rd Quarter  $      0  $376,607  $384,140  $391,822  $399,659  $407,652  $415,805  $424,121  $432,604  $441,256  $450,081
4th Quarter  $154,506  $502,143  $512,186  $522,430  $532,878  $543,536  $554,407  $565,495  $576,805  $588,341  $600,108
-------------------------------------------------------------------------------------------------------------------------

For Hotel in Las Vegas, Nevada:

---------------------------------------------------------------------------------
Quarters       2003       2004        2005       2006         2007        2008
-----------  --------  ----------  ----------  ----------  ----------  ----------
1st Quarter            $1,260,627  $1,285,840  $1,311,557  $1,337,788  $1,364,543
2nd Quarter            $2,521,255  $2,571,680  $2,623,113  $2,675,575  $2,729,087
3rd Quarter  $      0  $3,781,882  $3,857,519  $3,934,670  $4,013,363  $4,093,630
4th Quarter  $993,297  $5,042,509  $5,143,359  $5,246,226  $5,351,151  $5,458,174
---------------------------------------------------------------------------------

-----------------------------------------------------------------------
Quarters        2009        2010        2011        2012        2013
-----------  ----------  ----------  ----------  ----------  ----------
1st Quarter  $1,391,834  $1,419,671  $1,448,064  $1,477,026  $1,506,566
2nd Quarter  $2,783,669  $2,839,342  $2,896,129  $2,954,052  $3,013,133
3rd Quarter  $4,175,503  $4,259,013  $4,344,193  $4,431,077  $4,519,699
4th Quarter  $5,567,337  $5,678,684  $5,792,258  $5,908,103  $6,026,265
-----------------------------------------------------------------------

For Hotel in Addison, Texas:

-------------------------------------------------------------------------------------------------------------------------
Quarters       2003      2004      2005      2006      2007      2008      2009      2010      2011      2012      2013
-----------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
1st Quarter            $148,634  $151,606  $154,639  $157,731  $160,886  $164,104  $167,386  $170,733  $174,148  $177,631
2nd Quarter            $297,267  $303,213  $309,277  $315,463  $321,772  $328,207  $334,771  $341,467  $348,296  $355,262
3rd Quarter  $      0  $445,901  $454,819  $463,916  $473,194  $482,658  $492,311  $502,157  $512,200  $522,444  $532,893
4th Quarter  $196,885  $594,535  $606,426  $618,554  $630,925  $643,544  $656,415  $669,543  $682,934  $696,592  $710,524
-------------------------------------------------------------------------------------------------------------------------

For Hotel in Brownsville, Texas:

-------------------------------------------------------------------------------------------------------------------------
Quarters       2003      2004      2005      2006      2007     2008       2009      2010      2011      2012      2013
-----------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
1st Quarter            $ 46,683  $ 47,617  $ 48,569  $ 49,540  $ 50,531  $ 51,542  $ 52,573  $ 53,624  $ 54,697  $ 55,790
2nd Quarter            $ 93,366  $ 95,233  $ 97,138  $ 99,081  $101,062  $103,083  $105,145  $107,248  $109,393  $111,581
3rd Quarter  $      0  $140,049  $142,850  $145,707  $148,621  $151,593  $154,625  $157,718  $160,872  $164,090  $167,371
4th Quarter  $149,882  $186,732  $190,466  $194,276  $198,161  $202,125  $206,167  $210,290  $214,496  $218,786  $223,162
-------------------------------------------------------------------------------------------------------------------------

For Hotel in Dallas - Fort Worth, Texas:

-------------------------------------------------------------------------------------------------------------------------
Quarters       2003      2004      2005      2006      2007      2008      2009      2010      2011      2012      2013
-----------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
1st Quarter            $106,793  $108,929  $111,107  $113,329  $115,596  $117,908  $120,266  $122,671  $125,125  $127,627
2nd Quarter            $213,585  $217,857  $222,214  $226,659  $231,192  $235,816  $240,532  $245,343  $250,249  $255,254
3rd Quarter  $      0  $320,378  $326,786  $333,321  $339,988  $346,788  $353,723  $360,798  $368,014  $375,374  $382,882
4th Quarter  $320,378  $427,171  $435,714  $444,429  $453,317  $462,384  $471,631  $481,064  $490,685  $500,499  $510,509
-------------------------------------------------------------------------------------------------------------------------

For Hotel in Dallas - Park Central, Texas:

---------------------------------------------------------------------------------
Quarters       2003       2004        2005        2006        2007        2008
-----------  --------  ----------  ----------  ----------  ----------  ----------
1st Quarter            $1,260,627  $1,285,840  $1,311,557  $1,337,788  $1,364,543
2nd Quarter            $2,521,255  $2,571,680  $2,623,113  $2,675,575  $2,729,087
3rd Quarter  $      0  $3,781,882  $3,857,519  $3,934,670  $4,013,363  $4,093,630
4th Quarter  $993,297  $5,042,509  $5,143,359  $5,246,226  $5,351,151  $5,458,174
---------------------------------------------------------------------------------

-----------------------------------------------------------------------
Quarters        2009        2010        2011        2012        2013
-----------  ----------  ----------  ----------  ----------  ----------
1st Quarter  $1,391,834  $1,419,671  $1,448,064  $1,477,026  $1,506,566
2nd Quarter  $2,783,669  $2,839,342  $2,896,129  $2,954,052  $3,013,133
3rd Quarter  $4,175,503  $4,259,013  $4,344,193  $4,431,077  $4,519,699
4th Quarter  $5,567,337  $5,678,684  $5,792,258  $5,908,103  $6,026,265
-----------------------------------------------------------------------

For Hotel in Harlingen, Texas:

---------------------------------------------------------------------------------
Quarters       2003       2004        2005        2006        2007        2008
-----------  --------  ----------  ----------  ----------  ----------  ----------
1st Quarter            $  378,978  $  386,558  $  394,289  $  402,175  $  410,218
2nd Quarter            $  757,957  $  773,116  $  788,578  $  804,350  $  820,437
3rd Quarter  $      0  $1,136,935  $1,159,674  $1,182,867  $1,206,524  $1,230,655
4th Quarter  $466,436  $1,515,913  $1,546,231  $1,577,156  $1,608,699  $1,640,873
---------------------------------------------------------------------------------

-----------------------------------------------------------------------
Quarters        2009        2010        2011        2012        2013
-----------  ----------  ----------  ----------  ----------  ----------
1st Quarter  $  418,423  $  426,791  $  435,327  $  444,033  $  452,914
2nd Quarter  $  836,845  $  853,582  $  870,654  $  888,067  $  905,828
3rd Quarter  $1,255,268  $1,280,373  $1,305,981  $1,332,100  $1,358,742
4th Quarter  $1,673,691  $1,707,164  $1,741,308  $1,776,134  $1,811,657
-----------------------------------------------------------------------

For Hotel in Houston, Texas:

-------------------------------------------------------------------------------------------------------------------------
Quarters       2003      2004      2005      2006      2007      2008      2009      2010      2011      2012      2013
-----------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
1st Quarter            $144,593  $147,485  $150,435  $153,443  $156,512  $159,642  $162,835  $166,092  $169,414  $172,802
2nd Quarter            $289,186  $294,970  $300,869  $306,886  $313,024  $319,285  $325,670  $332,184  $338,827  $345,604
3rd Quarter  $      0  $433,779  $442,454  $451,304  $460,330  $469,536  $478,927  $488,505  $498,276  $508,241  $518,406
4th Quarter  $433,778  $578,372  $589,939  $601,738  $613,773  $626,048  $638,569  $651,341  $664,367  $677,655  $691,208
--------------------------------------------------------------------------------------------------------------------------

For Hotel in Westbury, New York:

----------------------------------------------------------------------------------------------------------------------------------
Quarters      2003       2004       2005      2006        2007       2008       2009       2010       2011       2012       2013
------------ ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
1st Quarter          $  291,025 $  296,846 $  302,782 $  308,838 $  315,015 $  321,315 $  327,741 $  334,296 $  340,982 $  347,802
2nd Quarter          $  582,050 $  593,691 $  605,565 $  617,676 $  630,030 $  642,630 $  655,483 $  668,592 $  681,964 $  695,604
3rd Quarter          $  873,075 $  890,537 $  908,347 $  926,514 $  945,044 $  963,945 $  983,224 $1,002,889 $1,022,947 $1,043,405
4th Quarter  $97,008 $1,164,100 $1,187,382 $1,211,130 $1,235,352 $1,260,059 $1,285,260 $1,310,966 $1,337,185 $1,363,929 $1,391,207
------------ ---------------------------------------------------------------------------------------------------------------------